Exhibit 24-A
POWER OF ATTORNEY

     I, KEVIN G. MOUG, do hereby constitute and appoint JOHN D. ERICKSON and GEORGE A. KOECK, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Chief Financial Officer of Otter Tail Corporation, the Annual Report of Otter Tail Corporation on Form 10-K for its fiscal year ended December 31, 2008, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.
Date: February 3, 2009

/s/ Kevin G. Moug
Kevin G. Moug

In Presence of:

/s/ Jackie Rogness

/s/ Dawn Doyel

POWER OF ATTORNEY

     I, John MacFarlane, do hereby constitute and appoint JOHN D. ERICKSON and GEORGE A. KOECK, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Director of Otter Tail Corporation, the Annual Report of Otter Tail Corporation on Form 10-K for its fiscal year ended December 31, 2008, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.
Date: February 3, 2009

/s/ John MacFarlane
John MacFarlane

In Presence of:

/s/ Arvid R. Liebe

/s/ Nathan Partain

POWER OF ATTORNEY

     I, Karen Bohn, do hereby constitute and appoint JOHN D. ERICKSON and GEORGE A. KOECK, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Director of Otter Tail Corporation, the Annual Report of Otter Tail Corporation on Form 10-K for its fiscal year ended December 31, 2008, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.
Date: February 3, 2009

/s/ Karen Bohn
Karen Bohn

In Presence of:

/s/ John D. Erickson

/s/ Lauris N. Molbert

POWER OF ATTORNEY

     I, Arvid Liebe, do hereby constitute and appoint JOHN D. ERICKSON and GEORGE A. KOECK, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Director of Otter Tail Corporation, the Annual Report of Otter Tail Corporation on Form 10-K for its fiscal year ended December 31, 2008, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.
Date: February 3, 2009

/s/ Arvid Liebe
Arvid Liebe

In Presence of:

/s/ Michelle Kommer

/s/ George A. Koeck

POWER OF ATTORNEY

     I, Edward J. McIntyre, do hereby constitute and appoint JOHN D. ERICKSON and GEORGE A. KOECK, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Director of Otter Tail Corporation, the Annual Report of Otter Tail Corporation on Form 10-K for its fiscal year ended December 31, 2008, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.
Date: February 3, 2009

/s/ Edward J. McIntyre
Edward J. McIntyre

In Presence of:

/s/ James B. Stake

/s/ Gary Spies

POWER OF ATTORNEY

     I, Joyce Nelson Schuette, do hereby constitute and appoint JOHN D. ERICKSON and GEORGE A. KOECK, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Director of Otter Tail Corporation, the Annual Report of Otter Tail Corporation on Form 10-K for its fiscal year ended December 31, 2008, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.
Date: February 3, 2009

/s/ Joyce Nelson Schuette
Joyce Nelson Schuette

In Presence of:

/s/ Nathan Partain

/s/ Kevin Moug

POWER OF ATTORNEY

     I, Nathan Partain, do hereby constitute and appoint JOHN D. ERICKSON and GEORGE A. KOECK, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Director of Otter Tail Corporation, the Annual Report of Otter Tail Corporation on Form 10-K for its fiscal year ended December 31, 2008, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.
Date: February 3, 2009

/s/ Nathan Partain
Nathan Partain

In Presence of:

/s/ John MacFarlane

/s/ Arvid R. Liebe

POWER OF ATTORNEY

     I, Gary Spies, do hereby constitute and appoint JOHN D. ERICKSON and GEORGE A. KOECK, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Director of Otter Tail Corporation, the Annual Report of Otter Tail Corporation on Form 10-K for its fiscal year ended December 31, 2008, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.
Date: February 3, 2009

/s/ Gary Spies
Gary Spies

In Presence of:

/s/ Michelle Kommer

/s/ Edward James McIntyre

POWER OF ATTORNEY

     I, James Stake, do hereby constitute and appoint JOHN D. ERICKSON and GEORGE A. KOECK, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Director of Otter Tail Corporation, the Annual Report of Otter Tail Corporation on Form 10-K for its fiscal year ended December 31, 2008, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.
Date: February 3, 2009

/s/ James Stake
James Stake

In Presence of:

/s/ Edward James McIntyre

/s/ Gary Spies